Summary Prospectus Supplement	November 22, 2022

Putnam Fixed Income Absolute Return Fund Summary Prospectus dated February 28, 2022

Effective February 28, 2023, the following replaces the introductory paragraph and the subsequent Shareholder fees table (and associated footnotes) and Example table under the heading Fees and expenses:

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 23 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	4.00%	1.00%*
Class B	NONE	1.00%**
Class C	NONE	1.00%***
Class P	NONE	NONE
Class R	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

*Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over two years.

*** This charge is eliminated after one year.

PUTNAM INVESTMENTS	331943 – 11/22

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$475	$636	$811	$1,316
Class B	$199	$309	$536	$1,133
Class B (no redemption)	$99	$309	$536	$1,133
Class C	$255	$480	$829	$1,610
Class C (no redemption)	$155	$480	$829	$1,610
Class P	$53	$167	$291	$653
Class R	$104	$325	$563	$1,248
Class R6	$53	$167	$291	$653
Class Y	$53	$167	$291	$653